UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: February 25, 2010
(Date of earliest event reported: February 25, 2010)

Revlon Consumer Products Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware	33-59650	13-3662953
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

The purpose of this item is to disclose certain information regarding the possible principal terms and conditions of a possible refinancing that Revlon Consumer Products Corporation (‘‘RCPC’’), the wholly owned operating subsidiary of Revlon, Inc. (‘‘Revlon’’ and, together with RCPC the ‘‘Company’’), is exploring as to its existing credit facilities.  Such information includes term sheets that RCPC is discussing with the potential lenders involved in such refinancing.

As referred to in the Company's Current Reports on Form 8-K filed with the SEC on February 24, 2010 and earlier on February 25, 2010, RCPC participated in a meeting on February 25, 2010 at approximately 2:30 p.m. New York time with a group of potential lenders in connection with the launch of a possible refinancing of RCPC's existing 2006 bank term loan facility and asset-based revolving credit facility (the "2010 Proposed Refinancing").  As part of the Company's strategy to continue to improve its capital structure, the 2010 Proposed Refinancing would, among other things, extend the maturity of these credit facilities, which are RCPC's next debt maturities, due on January 15, 2012.

In connection with the 2010 Proposed Refinancing, among other things, it is expected that RCPC's 2006 term loan facility, with $815 million aggregate principal amount outstanding at December 31, 2009, would be replaced with a new approximately $800 million, 7-year term loan facility (the "Proposed 2010 Term Loan Facility").  The 2010 Proposed Refinancing is also expected to include replacing RCPC's 2006 revolving credit facility, with nil outstanding borrowings at December 31, 2009, with a new approximately $140 million, 4-year asset-based, multi-currency revolving credit facility (the "Proposed 2010 Revolving Credit Facility" and together with the Proposed 2010 Term Loan Facility, the "Proposed 2010 Credit Facilities").

RCPC expects to use the proceeds of the Proposed 2010 Term Loan Facility, plus other available cash, to repay in full the approximately $815 million of outstanding indebtedness under its existing term loan facility, and to pay approximately $15 million of fees and expenses expected to be incurred in connection with consummating the Proposed 2010 Refinancing.

The summary terms of the Proposed 2010 Term Loan Facility and the Proposed 2010 Revolving Credit Facility are attached to this Form 8-K as Exhibits 99.1 and 99.2, respectively, and are incorporated by reference into this Item 8.01.

The Proposed 2010 Credit Facilities are expected to close and fund in early- to mid-March 2010. Consummation of the refinancing is subject to market and other customary conditions, including, among other things, the execution of definitive documentation and perfection of security interests in collateral.  There can be no assurances that the possible refinancing will be finalized and closed.

Item 7.01.	Regulation FD Disclosure.

In connection with Revlon's earnings call which began at 9:30 a.m. New York time on February 25, 2010, Revlon reviewed with the public certain forward looking information as to factors that may impact the Company's expected full year 2010 cash flows. In connection with such disclosure, the Company provides the following updated information regarding its expectations as to such factors:

  capital expenditures in 2010 are expected to be approximately $20 million;
  permanent display expenditures in 2010 are expected to be approximately $40 million;
  cash interest expense information is available by reference to the Company's public filings which detail the composition of the Company's capital structure and applicable interest rates as well as details on the Company's current interest rate swap;
  taxes paid in 2010 are expected to be approximately $15 million; and
  all other cash flows in 2010, including changes in working capital, are anticipated to result in cash usage of approximately $25 million, including the impact of approximately $15 million of pension expense and approximately $25 million of pension cash contributions.

In accordance with General Instruction B.2 to the Form 8-K, the information under this Item 7.01 shall be deemed to be "furnished" to the SEC and not be deemed to be "filed" with the SEC for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Forward-Looking Statements

Statements made in this Form 8-K, which are not historical facts, including statements about the Company's plans, strategies, focus, beliefs and expectations, are forward-looking and subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements speak only as of the date they are made and, except for the Company's ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general U.S. or international economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances, conditions, developments or events arising after the filing of this Form 8-K. Such forward-looking statements include, without limitation, the Company's beliefs, expectations, focus and/or plans about future events, including those regarding (i) the Proposed 2010 Refinancing, and the terms, conditions, timing and costs of any such refinancing; and (ii) the Company's expectations for 2010 regarding capital expenditures, permanent display expenditures, cash interest expense and all other cash flows, including changes in working capital and the impact of pension expense and pension cash contributions.  Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the SEC, including, without limitation, our 2008 Annual Report on Form 10-K filed with the SEC in February 2009, our 2009 Annual Report on Form 10-K that we expect to file with the SEC in February 2010 and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we have filed or will file with the SEC during 2009 and 2010 (which may be viewed on the SEC's website at http://www.sec.gov or on Revlon, Inc.'s website at http://www.revloninc.com), as well as reasons including (i) difficulties, delays, unanticipated costs or RCPC's inability to consummate the Proposed 2010 Refinancing, in whole or in part, or unexpected changes in the terms, conditions, timing and/or costs of such refinancing; and (ii) higher than expected capital expenditures, permanent display expenditures, cash interest expense and all other cash flows, including changes in working capital and the impact of pension expense and pension cash contributions. Factors other than those listed above could also cause the Company’s results to differ materially from expected results. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Summary of Terms and Conditions for Senior Secured Term Loan Credit Facility (incorporated by reference to Exhibit 99.1 to Revlon, Inc.'s Current Report on Form 8-K filed with the SEC on February 25, 2010)

99.2	Summary of Terms and Conditions for Senior Secured Revolving Credit Facility (incorporated by reference to Exhibit 99.2 to Revlon, Inc.'s Current Report on Form 8-K filed with the SEC on February 25, 2010)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON CONSUMER PRODUCTS CORPORATION

	By:	/s/ Robert K. Kretzman
Robert K. Kretzman
Executive Vice President, Chief Legal
Officer and General Counsel

Date: February 25, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Summary of Terms and Conditions for Senior Secured Term Loan Credit Facility (incorporated by reference to Exhibit 99.1 to Revlon, Inc.'s Current Report on Form 8-K filed with the SEC on February 25, 2010)

99.2	Summary of Terms and Conditions for Senior Secured Revolving Credit Facility (incorporated by reference to Exhibit 99.2 to Revlon, Inc.'s Current Report on Form 8-K filed with the SEC on February 25, 2010)

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